POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Ham and Arthur D'Angelo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Cordiant Communications Group plc (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of 6,818,503 Ordinary Shares of the Company that may be offered pursuant to the Stock Option Plan, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer and/or U.S. Representative of the Company) to a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 5th day of September, 2000.

NAME                                                      TITLE

/S/ Michael Bungey                          Director and Chief Executive Officer
--------------------------------
Michael Bungey


/S/ Arthur D'Angelo                         Finance Director
--------------------------------
Arthur D'Angelo


/S/ Jean de Yturbe                          Director, Chairman, Bates Europe
--------------------------------
Jean de Yturbe


--------------------------------            Director, Chief Executive Officer,
Ian Smith                                   President/International Bates World
                                            Wide, Inc. Pacific

/S/ Peter M. Schoning                       Director, Chairman and Chief
--------------------------------            Executive Officer, Scholz & Friends
Peter M. Schoning


/S/ William Whitehead                       Director, Chief Executive Officer,
--------------------------------            Bates North America
William Whitehead


--------------------------------            Executive Chairman
Charles Scott


--------------------------------            Non-executive director
Dudley Fishburn


--------------------------------            Non-executive director
Professor Theodore Levitt


/S/ James Tyrrell                           Non-executive director
--------------------------------
James Tyrrell


/S/ Dr. Rolf Stomberg                       Non-executive director
--------------------------------
Dr. Rolf Stomberg


/S/ Michael Kopcsak                         Authorized Representative in the
--------------------------------            United States
Michael Kopcsak
Gould & Wilkie LLP